Exhibit 10.3

                              CONDITIONAL GUARANTY

                  THIS CONDITIONAL GUARANTY, is entered into as of June 10, 2004, by MICROFINANCIAL INCORPORATED, a Massachusetts corporation ("MFI"), and LEASECOMM CORPORATION, a Massachusetts corporation and wholly-owned subsidiary of MFI ("Leasecomm" and together with MFI, collectively referred to herein as "Guarantor"), in favor of and for the benefit of ACORN CAPITAL GROUP, LLC ("Lender").

                                    RECITALS

                  A. Pursuant to the Credit Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings given such terms in the Credit Agreement) by and among TimePayment Corp. LLC, a Delaware limited liability company and wholly-owned subsidiary of MFI ("Borrower"), certain guarantors named therein, including MFI and Leasecomm, and Lender, Lender has agreed to make the Loan to Borrower; and

                  B. Guarantor, being affiliated with Borrower, acknowledges and agrees that Guarantor has received and will receive direct and indirect benefits from the extension of the Loan made to Borrower.

                  C. Guarantor wishes to grant Lender security and assurance in order to secure the payment and performance by Borrower of all of its present and future Obligations (as hereinafter defined), and, to that effect, to guaranty Borrower's Obligations as set forth herein.

                  Accordingly, Guarantor hereby agrees as follows:

                  1. Conditional Guaranty.

                    (a) Subject to Section 1(e), Guarantor hereby unconditionally and irrevocably guarantees to Lender the full and punctual payment by Borrower, when due, whether at the stated due date, by acceleration or otherwise of all Obligations (as defined below) of Borrower, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent now or hereafter existing or owing to Lender, (collectively, the "Guaranteed Obligations"). Except as provided in Section 1(e), this Guaranty is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same has been satisfied. This Guaranty is in no way conditioned upon any attempt to collect from Borrower or upon any other event or contingency, and shall be binding upon and enforceable against Guarantor without regard to the validity or enforceability of any document, instrument or agreement evidencing or governing the Obligations or any other agreement or instrument executed in connection therewith (including, without limitation, this Guaranty) or contemplated thereby (each, a "Credit Document" and, collectively, the "Credit Documents"). If for any reason Borrower shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations (including, without limitation, amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), Guarantor will forthwith pay the same, in cash. As used herein "Obligations" shall mean all obligations, liabilities and indebtedness of Borrower to Lender under the Credit Agreement and the "Credit Documents" referred to therein and any documents relating thereto, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, the Loans and the payment and performance of all other obligations, liabilities, and indebtedness of Borrower to Lender under the Credit Documents, including without limitation all fees, costs, expenses and indemnity obligations thereunder.

                    (b) In the event any Credit Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of Borrower or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, Guarantor's obligations hereunder shall continue to the same extent as if such Credit Document had not been so rejected.

                    (c) Guarantor agrees to pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred in connection with the enforcement of the Guaranteed Obligations of Borrower to the extent that such costs and expenses are not paid by Borrower pursuant to the respective Credit Documents.

                    (d) Guarantor further agrees that if any payment made by Borrower or Guarantor to Lender on any Guaranteed Obligation is rescinded, recovered from or repaid by Lender, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against Borrower or Guarantor, this Guaranty shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligation regardless of, and, without giving effect to, any discharge or release of Guarantor's obligations hereunder granted by Lender after the date hereof.

                    (e) Notwithstanding the execution and delivery of this Agreement on the date hereof, the guaranty pursuant hereto shall not be deemed made, and this Guaranty shall not be effective, until the earlier of the day that (A) all obligations under the Fleet Loan Agreement shall have been discharged in full, or (B) Fleet otherwise consents to this Guaranty.

                  2.  Guaranty  Continuing,   Absolute,  Unlimited.  Subject  to
Section 1(e), the obligations of Guarantor hereunder shall be continuing, absolute, unlimited and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim Guarantor may have against Lender or Borrower or any other person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense.

                  3. Waiver. Guarantor unconditionally and irrevocably waives, to the fullest extent permitted by applicable law: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the creation, renewal, extension, modification or accrual of the Guaranteed Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under any Credit Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Credit Document, including, without limitation, diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default by Borrower under any Credit Document; (f) the occurrence of every other condition precedent to which Guarantor or Borrower may otherwise be entitled;
(g) the right to require Lender to proceed against Borrower or any other person liable on the Guaranteed Obligations, to proceed against or exhaust any security held by Borrower or any other person, or to pursue any other remedy in Lender's power whatsoever; (h) the right to have the property of Borrower first applied to the discharge of the Guaranteed Obligations and (i) until such time that all Guaranteed Obligations have been indefeasibly paid in full, any and all rights it may now or hereafter have under any agreement or at law or in equity
(including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise.

                  Lender may, at its election, exercise any right or remedy it may have against Borrower without affecting or impairing in any way the liability of Guarantor hereunder and Guarantor waives, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against Borrower, whether resulting from such election by Lender or otherwise. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of Borrower to Lender for the Guaranteed Obligations.

                  Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and agrees that Lender shall not have any duty to advise Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. Guarantor acknowledges that Lender has not made any representations to Guarantor concerning the financial condition of Borrower.

                  4. Security. Subject to Permitted Encumbrances (and the other Liens permitted by Section 6.7 of the Credit Agreement) and Section 1(e), the Guaranteed Obligations are secured by collateral more fully described in the Credit Documents and the Credit Agreement.

                  5. Miscellaneous.

                    (a) Notices. Any notice delivered under this Guaranty shall be given in the manner, to the addresses and with the effect set forth in
Section 8.1 of the Credit Agreement.

                    (b) Amendments. Any term of this Guaranty may be amended, waived, discharged or terminated only by an instrument in writing signed by each party to this Guaranty. No notice to or demand on Guarantor shall be deemed to be a waiver of the Obligations or of the right of Lender to take further action without notice or demand as provided in this Guaranty. No course of dealing between Guarantor and Lender shall change, modify or discharge, in whole or in part, this Guaranty or any Obligations. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Lender and if so given shall only be effective in the specific instance in which given.

                    (c) Successors and Assigns. The provisions of this Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Guarantor may not assign or otherwise transfer any of its rights or Obligations hereunder without the prior written consent of Lender (and any attempted assignment or transfer by Guarantor without such consent shall be null and void).

                    (d) Severability. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without effecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                    (e) Right to Deal with Borrower. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantor hereunder, Lender may deal with Borrower in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant Borrower, without notice or demand and without affecting Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under any Credit Document or any other document evidencing Obligations of Borrower to Lender, or to waive any obligation of Borrower to perform any act or acts, as Lender may deem advisable.

                    (f) Governing Law; Jurisdiction; Consent to Service of Process. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York. Guarantor HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND CONSENTS TO THE PLACING OF VENUE IN NEW YORK COUNTY OR OTHER COUNTY PERMITTED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT ANY CREDIT DOCUMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. EXCEPT AS PROHIBITED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY CREDIT DOCUMENT. Each party to this GUARANTY irrevocably consents to service of process in the manner provided for notices in Section 8.1 of the Credit Agreement. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

                    (g) Headings; Counterparts. Article and Section headings and the table of contents (if applicable) used herein are for convenience of reference only, are not part of this Guaranty and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty. This Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty or of any other Credit Document by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty or of such other Credit Document.

                    (h) No Waiver; Rights Cumulative. No course of dealing between Guarantor and Lender, or Lender's failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. All of Lender's rights and remedies hereunder, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

                    (i) No Partnership. The relationship between Lender and Guarantor shall be only of creditor-debtor and no relationship of agency, partner or joint- or co-venturer shall be created by or inferred from this Guaranty or the other Credit Documents. Guarantor shall indemnify, defend, and save Lender harmless from any and all claims asserted against Lender as being the agent, partner, or joint-venturer of Guarantor.

                    (j) Entire Agreement. This Guaranty and the other Credit Documents embody the entire agreement and understanding between Guarantor and Secured Party with respect to the subject matter hereunder and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Guarantor acknowledges and agrees that there is no oral agreement between Guarantor and Lender which has not been incorporated in this Guaranty or another Credit Document.

                    (k) Other Guaranties. The execution and delivery of this Guaranty shall not supersede, terminate, modify or supplement in any manner any other guaranty previously executed and delivered to Lender by Guarantor and no release or termination of any guaranty shall be construed to terminate or release any other guaranty unless such guaranty is specifically referred to in any such termination.

                  6. Joint and Several Obligations. All Obligations, agreements and liabilities of Guarantor under this Guaranty shall be joint and several.

                  7. Covenant of Guarantor. Guarantor hereby covenants and agrees that, from and after the date hereof, it will not originate any new lease financing business other than new leases financed by Borrower.


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



         IN WITNESS WHEREOF, the undersigned have executed and delivered this Conditional Guaranty as of the day and year first above written.



                                                   MICROFINANCIAL INCORPORATED


                                                   By:  _______________________
                                                   Name:
                                                   Title:


                                                   LEASECOMM CORPORATION


                                                   By:  _______________________
                                                   Name:
                                                   Title:

Commonwealth of Massachusetts)
                             )  ss.
County of ___________________)

                  On June __, 2004, before me, a Notary Public, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.                                     SEAL


                                        Signature:______________________________



Commonwealth of Massachusetts)
                             )  ss.
County of ___________________)

                  On June __, 2004, before me, a Notary Public, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.                                     SEAL


Signature:______________________________